                                                                       EXHIBIT 4


                              [LOGO APPEARS HERE]

                        PERITUS SOFTWARE SERVICES, INC.

NUMBER
SHARES

                                 COMMON STOCK


        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

                                                      CUSIP ____________

                                                 SEE REVERSE FOR CERTAIN
                                                 DEFINITIONS

This Certifies that

                                    SPECIMEN

is the owner of

  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                        PERITUS SOFTWARE SERVICES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate and the shares represented hereby are issued and held subject to the laws of The Commonwealth of Massachusetts, the Articles of Organization of the Corporation, as amended, and the By-Laws of the Corporation, Ras amended.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:

/s/                           /s/
  ---------------------         ---------------------
     Treasurer                      President
                        PERITUS SOFTWARE SERVICES, INC.
                                 Corporate Seal
                               Massachusetts 1991
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COUNTERSIGNED AND REGISTERED:

BY   /s/                      TRANSFER AGENT AND REGISTRAR

     AUTHORIZED SIGNATURE

                        PERITUS SOFTWARE SERVICES, INC.

     The Corporation is authorized to issue more than one class or series of stock that may have differing preferences, voting powers, qualifications and special and relative rights, and upon the request of the holder of this certificate the Corporation will furnish a copy of such preferences, voting powers, qualifications and special and relative rights to the holder of such certificate upon written request and without charge.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ________________    Custodian _____________________
                         (Cust)                           (Minor)
                    under Uniform Gifts to Minors
                    Act ________________________________________________
                                         (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________
_________________________________________


_______________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________

                       (Signature) _______________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By__________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.